EXHIBIT 10.1

                  Supplemental Agreement No. 6

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 30, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700,
737-800, and 737-900 aircraft (the Aircraft); and

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 6.

     1.2 Remove and replace, in its entirely, Table T-2 entitled "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft" with new Table T-2 attached hereto for the Model 737-700 Aircraft reflecting the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     1.3 Remove and replace, in its entirely, Table T-3 entitled "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft" with new Table T-3 attached hereto for the Model 737-800 Aircraft reflecting the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.   Letter Agreements:

     2.1 Remove and replace, in its entirety, Letter Agreement 1951-3R2, "Option Aircraft - Model 737-824 Aircraft" with Letter Agreement 1951-3R3, "Option Aircraft - Model 737-824 Aircraft", attached hereto, to reflect to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     2.2 Remove and replace, in its entirety, Letter Agreement 1951-9R1, "Option Aircraft - Model 737-624 Aircraft" with Letter Agreement 1951-9R2, "Option Aircraft - Model 737-724 Aircraft", attached hereto, to reflect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     2.3 Delete Letter Agreement 1951-10 "Configuration Matters & [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - Model 737-624 Aircraft" from the Agreement to reflect that there are no pending orders for Model 737-624 Aircraft.

     2.4 Delete Letter Agreement 6-1162-MMF-379R1 "Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] - Model 737-624" from the Agreement to reflect that there are no pending orders for Model 737-624 Aircraft.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.


THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.




By:   /s/ David M. Hurt            By:   /s/ Brian Davis


Its:  Attorney-In-Fact             Its:  Vice President

                       TABLE OF CONTENTS

                                                   Page      SA
                                                  Number   Number
ARTICLES

1.   Subject Matter of Sale. . . . . . . . . . .    1-1     SA 5

2.   Delivery, Title and Risk
     of Loss . . . . . . . . . . . . . . . . . .    2-1

3.   Price of Aircraft . . . . . . . . . . . . .    3-1     SA 5

4.   Taxes . . . . . . . . . . . . . . . . . . .    4-1

5.   Payment . . . . . . . . . . . . . . . . . .    5-1

6.   Excusable Delay . . . . . . . . . . . . . .    6-1

7.   Changes to the Detail
     Specification . . . . . . . . . . . . . . .    7-1     SA 5

8.   Federal Aviation Requirements and
     Certificates and Export License . . . . . .    8-1     SA 5

9.   Representatives, Inspection,
     Flights and Test Data . . . . . . . . . . .    9-1

10.  Assignment, Resale or Lease . . . . . . . .    10-1

11.  Termination for Certain Events. . . . . . .    11-1

12.  Product Assurance; Disclaimer and
     Release; Exclusion of Liabilities;
     Customer Support; Indemnification
     and Insurance . . . . . . . . . . . . . . .    12-1

13.  Buyer Furnished Equipment and
     Spare Parts . . . . . . . . . . . . . . . .    13-1

14.  Contractual Notices and Requests. . . . . .    14-1

15.  Miscellaneous . . . . . . . . . . . . . . .    15-1

                       TABLE OF CONTENTS

                                                   Page      SA
                                                  Number   Number
TABLES
1.   Aircraft Deliveries and
     Descriptions - 737-500. . . . . . . . . . .    T-1      SA 3

     Aircraft Deliveries and
     Descriptions - 737-700. . . . . . . . . . .    T-2     SA 6

     Aircraft Deliveries and
     Descriptions - 737-800. . . . . . . . . . .    T-3     SA 6

     Aircraft Deliveries and
     Descriptions - 737-600. . . . . . . . . . .    T-4     SA 4

     Aircraft Deliveries and
     Descriptions - 737-900. . . . . . . . . . .    T-5     SA 5

EXHIBITS

A-1  Aircraft Configuration - Model 737-724. . .    SA 2

A-2  Aircraft Configuration - Model 737-824. . .    SA 2

A-3  Aircraft Configuration - Model 737-624. . .    SA 1

A-4  Aircraft Configuration - Model 737-524. . .    SA 3

A-5  Aircraft Configuration - Model 737-924. . .    SA 5

B    Product Assurance Document. . . . . . . . .    SA 1

C    Customer Support Document - Code Two -
     Major Model Differences . . . . . . . . . .    SA 1

C1   Customer Support Document - Code Three -
     Minor Model Differences . . . . . . . . . .    SA 1

D    Aircraft Price Adjustments - New
     Generation Aircraft (1995 Base Price) . . .    SA 1

D1   Airframe and Engine Price Adjustments -
     Current Generation Aircraft . . . . . . . .    SA 1

D2   Aircraft Price Adjustments - New
     Generation Aircraft (1997 Base Price) . . .    SA 5

E    Buyer Furnished Equipment
Provisions Document. . . . . . . . . . . . . . .    SA 5

F    Defined Terms Document. . . . . . . . . . .    SA 5

TABLE OF CONTENTS
                                                    SA
                                                  Number
LETTER AGREEMENTS

1951-1    Not Used . . . . . . . . . . . . . . .

1951-2R3  Seller Purchased Equipment . . . . . .    SA 5

1951-3R3  Option Aircraft-Model 737-824 Aircraft    SA 6

1951-4R1  Waiver of Aircraft Demonstration . . .    SA 1

1951-5R2  [CONFIDENTIAL MATERIAL OMITTED AND FILED  SA 5
          SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION PURSUANT TO A REQUEST FOR
          CONFIDENTIAL TREATMENT]

1951-6    Configuration Matters. . . . . . . . .

1951-7R1  Spares Initial Provisioning. . . . . .    SA 1

1951-8R2  Escalation Sharing - New Generation
          Aircraft . . . . . . . . . . . . . . .    SA 4

1951-9R2  Option Aircraft-Model 737-724 Aircraft    SA 6

1951-11R1 Escalation Sharing-Current Generation
          Aircraft . . . . . . . . . . . . . . .    SA 4

1951-12   Option Aircraft - Model 737-924 Aircraft  SA 5

1951-13   Configuration Matters - Model 737-924.    SA 5

                       TABLE OF CONTENTS
                                                    SA
                                                  Number
RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295     [CONFIDENTIAL MATERIAL OMITTED
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A
                   REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-296     [CONFIDENTIAL MATERIAL OMITTED
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A
                   REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-308R3   Disclosure of Confidential  .    SA 5
                         Information

6-1162-MMF-309R1   [CONFIDENTIAL MATERIAL OMITTED   SA 1
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A
                   REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-311R3   [CONFIDENTIAL MATERIAL OMITTED   SA 5
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A
                   REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1   Special Purchase Agreement
                         Provisions. . . . . . .    SA 1

6-1162-MMF-319     Special Provisions Relating to
                         the Rescheduled Aircraft

6-1162-MMF-378R1   [CONFIDENTIAL MATERIAL OMITTED   SA 3
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A
                   REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-015     [CONFIDENTIAL MATERIAL OMITTED   SA 3
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A
                   REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-GOC-131R2   Special Matters . . . . . . .    SA 5

6-1162-DMH-365     [CONFIDENTIAL MATERIAL OMITTED  SA 5
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE
                   COMMISSION PURSUANT TO A
                   REQUEST FOR CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


SUPPLEMENTAL AGREEMENTS                      DATED AS OF:

Supplemental Agreement No. 1 . . . . . . .   October 10,1996

Supplemental Agreement No. 2 . . . . . . .   March 5, 1997

Supplemental Agreement No. 3 . . . . . . .   July 17, 1997

Supplemental Agreement No. 4 . . . . . . .   October 10,1997

Supplemental Agreement No. 5 . . . . . . .   May 21,1998

Supplemental Agreement No. 6 . . . . . . .   July 30,1998

1951-3R3
July 30, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:       Letter Agreement No. 1951-3R3 to
               Purchase Agreement No. 1951 -
               Option Aircraft - Model 737-824 Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-824 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-3R2 dated May 21, 1998.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.     Delivery.

       The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

       Month and Year              Number of
        of Delivery              Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.     Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.     Option Aircraft Deposit.

       In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.     Option Exercise.

       To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

       Option Aircraft           Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Contract Terms.

       Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.     Cancellation of Option to Purchase.

       Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Agreement, as the case may be:

       (i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

       (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein;
or

       (iii)   exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.     Applicability.

       Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By   /s/ David M. Hurt

Its  Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 30, 1998

CONTINENTAL AIRLINES, INC.,



By    /s/ Brian Davis

Its   Vice President



Attachment

Model 737-824 Aircraft

1.     Option Aircraft Description and Changes.

       1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808, Revision E, dated September 15, 1995, as amended and revised pursuant to the Agreement.

       1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

               (1) Changes applicable to the basic Model 737-800 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

               (2)  Changes mutually agreed upon.

               (3)  Changes required to obtain a Standard
Certificate of Airworthiness.

       1.3     Effect of Changes.Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.     Price Description.

       2.1     Price Adjustments.

               2.1.1    Base Price Adjustments.  The base
aircraft price (pursuant to Article 3 of the Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

               2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

               2.1.3    Escalation Adjustments.  The base
airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

               2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

               2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.     Advance Payments.

       3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.

1951-9R2
July 30, 1998


Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:       Letter Agreement No. 1951-9R2 to
               Purchase Agreement No. 1951 -
               Option Aircraft - Model 737-724 Aircraft


Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated July 23, 1996(the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737-724 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 1951-9R1 dated May 21, 1998.

All terms used and not defined herein shall have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer, on the same terms and conditions set forth in the Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.     Delivery.

       The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

       Month and Year              Number of
        of Delivery              Option Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.     Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.     Option Aircraft Deposit.

       In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.     Option Exercise.

       To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

       Option Aircraft           Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Contract Terms.

       Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Agreement to add the applicable Option Aircraft to the Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.     Cancellation of Option to Purchase.

       Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this Letter
Agreement, or in the Agreement, as the case may be:

       (i) purchase of the Aircraft under the Agreement for any reason not attributable to the cancelling party;

       (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein;
or

       (iii)   exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.     Applicability.

       Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft that are added to the Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Agreement.


If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By  /s/David M. Hurt

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  July 30, 1998

CONTINENTAL AIRLINES, INC.,



By /s/  Brian Davis

Its  Vice President



Attachment

Model 737-724 Aircraft

1.     Option Aircraft Description and Changes.

       1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D6-38808-42, dated as of January 6, 1997, as amended and revised pursuant to the Agreement.

       1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

               (1)      Changes applicable to the basic Model
737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

               (2)      Changes mutually agreed upon.

               (3)      Changes required to obtain a Standard
Certificate of Airworthiness.

       1.3     Effect of Changes.Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.     Price Description.

       2.1     Price Adjustments.

               2.1.1    Base Price Adjustments.  The base
aircraft price (pursuant to Article 3 of the Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

               2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

               2.1.3    Escalation Adjustments.  The base
airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

               2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

               2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

3.     Advance Payments.

       3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Agreement.

                          Table 1 to

                     Purchase Agreement 1951

              Aircraft Deliveries and Descriptions

                     Model 737-700 Aircraft

                       CFM56-7B24 Engines

   Detail Specification No. D6-38808-42 dated January 6, 1997

                           Exhibit A-1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                          Table 1 to

                     Purchase Agreement 1951

              Aircraft Deliveries and Descriptions

                     Model 737-700 Aircraft

                       CFM56-7B24 Engines

   Detail Specification No. D6-38808-42 dated January 6, 1997

                           Exhibit A-2


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]